EXHIBIT 32

                                  CERTIFICATION
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
            2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63
                        OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Alpha Nutraceuticals, Inc., a California corporation, does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-Q for the period ended June 30, 2004 of Alpha Nutraceuticals, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Alpha Nutraceuticals, Inc.


Date: August 13, 2004                    /s/ Louis Paulsen
                                         ---------------------------------------
                                         Louis Paulsen, Chief Executive Officer


Date: August 13, 2004                    /s/ James Cartmill
                                         ---------------------------------------
                                         James Cartmill, Chief Financial Officer

The foregoing certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document